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                                                                    Exhibit 4.03

Number                       [GRAPHIC]                               Shares

S00000

COMMON STOCK                                                    CUSIP________

    ORGANIZED UNDER THE                     LAWS OF MINNESOTA

         NORTHERN STATES POWER COMPANY                   SEE REVERSE  FOR
                                                       CERTAIN DEFINITIONS
       THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK OR MINNEAPOLIS

    This Certifies that

                                       SPECIMEN

    is the registered holder of
    FULLY PAID AND NONASSESSABLE SHARES, OF THE PAR VALUE OF $2.50 EACH, OF THE
                                     COMMON STOCK

    of Northern States Power Company transferable on the books of the corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         In Witness Whereof the corporation has caused this certificate to be signed in facsimile by its duly authorized officers and its corporate seal to be hereunto affixed in facsimile.

    Dated:                  [CORPORATE]
                              [SEAL]

              SECRETARY                       PRESIDENT

Countersigned:                           Registered:
NORTHERN STATES POWER COMPANY            NORWEST BANK MINNESOTA, N.A., REGISTRAR
(MINNEAPOLIS)


BY:                                      BY:
   -----------------------------             -----------------------
         TRANSFER AGENT                       AUTHORIZED SIGNATURE


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                                    [Reverse Side]

    The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
TEN COM  - as tenants in common             UNIF TRAN MIN ACT-......Custodian........
TEN ENT  - as tenants by the entireties                     (Cust)            (Minor)
JT TEN   - as joint tenants with right of survivorship  under Uniform Transfers to Minors
         and not as tenants in common                            Act...................
                                                                          (State)

       Additional abbreviations may also be used though not in the above list.

                            NORTHERN STATES POWER COMPANY

                                        Notice

    The shares are subject to rights, references, and restrictions. A full statement of the rights, preferences, and restrictions granted to or imposed upon the shares of all classes or series of the corporation and a statement of the authority to fix the rights of series of shares then unalloted, vested by the Articles of Incorporation in the Board of Directors of the corporation under
Section 301.04 Clause (5), of the Minnesota Business Corporation Act, will be furnished without charge to any shareholder upon request made to the Transfer Agent.

       For the Value received,___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________
     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)
_______________________________________________________________
_______________________________________________________________
__________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated_______________________

                   _______________________________________________
         Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.